UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2024
Date of Report (Date of earliest event reported)

Civitas Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02      Results of Operations and Financial Condition.
On February 27, 2024, Civitas Resources, Inc. (the “Company”) announced its results for the fiscal quarter and year ended December 31, 2023. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01     Exhibits.
(d)        Exhibits

Exhibit No.	Description
99.1	Press release issued February 27, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS RESOURCES, INC.

Dated: February 27, 2023	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary